Short-Term Bank Loans	6 Months Ended
Jun. 30, 2023
Short-Term Bank Loans [Abstract]
SHORT-TERM BANK LOANS

NOTE 12 — SHORT-TERM BANK LOANS

On December 23, 2022, Xinjiang United Family entered into a loan agreement with Huaxia Bank to borrow RMB3.0 million ($413,474) as working capital for a year, with a maturity date of December 23, 2023. The loan bears a fixed interest rate of 3.95% per annum. The loan is guaranteed by Ms. Baolin Wang, the legal representative of Xinjiang United Family, and Urumqi Plastic Surgery Hospital Co., Ltd., a related party that is controlled by the Chairman of the Company.

The Company incurred interest expenses of $8,364 and $38,715 for the six months ended June 30, 2023 and 2022, respectively.